UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE                     SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 3, 2009

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GOENERGY, INC.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

000-33383                        98-0357690

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Commission File Number)     (IRS Employer Identification No.)

#2129-4951 Netarts Highway

Tillamook, Oregon, 97141-9467

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(Address of Principal Executive Offices)      (Zip Code)

(310) 600-8757

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

GoEnergy, Inc., a Delaware corporation (the “Registrant”) is filing this Amendment on Form 8-K/A (this "Second Amendment") to amend the information contained in its Report on Form 8-K, dated August 3, 2009, which was filed with the Securities and Exchange Commission on August 5, 2009 (the "Original Filing"), and the information contained in its Report on Form 8-K/A dated August 3, 2009, which was filed with the Securities and Exchange Commission on August 6, 2009 (the “First Amended Filing”).   The information contained in this Second Amendment amends and supplants the information contained in the Original Filing and in the First Amended Filing.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 3, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 3, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended July 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009, the PCAOB revoked the registration of Moore due to violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  Furthermore, as a result of Moore’s revocation, the Registrant has been unable to obtain an amended Exhibit 16 responsive letter relating to this amended filing on Form 8-K/A from Moore; accordingly, no responsive letter is filed as an exhibit to this Form 8-K/A

b) On August 3, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits

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      16.1  Letter from Moore and Associates, Chartered, dated  August 6, 2009, to the Securities and Exchange Commission incorporated herein by reference from Form 8-K/A dated August 3, 2009, filed with the Securities and Exchange Commission on August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2009

By: /s/ Terry Fields

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Name:   Terry Fields

Title:  Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

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   16.1   Letter from Moore and Associates, Chartered, dated August 6, 2009, to the Securities and Exchange Commission incorporated herein by reference from Form 8-K/A dated August 3, 2009, filed with the Securities and Exchange Commission on August 6, 2009.

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